Goodwill (Tables)	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of goodwill
The changes in the carrying amount of goodwill for the years ended December 31, 2017 and 2018 are as follows:

YY Live
RMB

Balance as of December 31, 2016	14,300
Impairment charges (i)	(2,527)
Foreign currency translation adjustments	(57)
Balance as of December 31, 2017	11,716

Foreign currency translation adjustments	47
Balance as of December 31, 2018	11,763

(i) The Group performs its annual goodwill impairment test of each reporting unit as of October 1, or more frequently, if certain events or circumstances warrant. Events or changes in circumstances which might indicate potential impairment in goodwill include the entity-specific factors, including, but not limited to, stock price volatility, market capitalization relative to net book value, and projected revenue, market growth and operating results.